Exhibit 10.9

EXCLUSIVE CALL OPTION AGREEMENT

This Exclusive Call Option Agreement (this “Agreement”) is executed by and among the following parties on June 21, 2019:

1.

Xianggui (Shanghai) Biotechnology Co., Ltd., a limited liability company duly registered in PRC, with its address at Room 02, 10/F, Building 2, No.588 Zixing Road, Minhang District, Shanghai (“Party A”);

2.	Ying Wang, with Chinese identification No. ***, holds 50% equity interest in Party C;

3.	Qingchun Zeng, with Chinese identification No. ***, holds 50% equity interest in Party C (together with Ying Wang, “Party B”);

4.

Yang Infinity (Shanghai) Biotechnology Co., Limited (“Yang Infinity”), a limited liability company organized and existing under the laws of PRC, with its address at Room 1504, 5/F, Building 3, No.909 Tianyaoqiao Road, Xuhui District, Shanghai(“Party C”).

In this Agreement, each of Party A, Party B and Party C shall be individually referred to as a “Party”, and collectively referred to as the “Parties”.

WHEREAS:

1.	Currently, Party B holds 100% of the equity interest in Party C in total.

2.

Subject to the provisions of PRC Laws, Party B and Party C intend to grant Party A and/or its designated person(s) the exclusive right to purchase all or part of equity interest and/or assets of Party C. And Party A intends to accept such grant of right.

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

1.	Sale and Purchase of Equity Interest and Assets

1.1	Grant of Right

Subject to the provisions of the PRC laws (including any laws, regulations, rules, notices, interpretations or other binding documents issued by any central or local legislative, executive or judicial authorities, prior to or after the execution of this Agreement, collectively the “PRC Laws”), Party B hereby irrevocably grants Party A an irrevocable and exclusive right to purchase, or to designate one or more persons (the “Designated Person”, which shall be (a) the direct or indirect shareholders of Party A and their direct or indirect subsidiaries; (b) the director of Party A, Party A’s direct or indirect shareholders and their direct or indirect subsidiaries, who is a Chinese citizen) to purchase the equity interests in Party C held by Party B (the “Purchased Equity Interest”) at any time during the term of this Agreement, in whole or in part and at the price described in Section 1.2 herein (the “Exclusive Equity Interest Purchase Option”). Party C hereby agrees to the grant by Party B of the Equity Interest Purchase Option to Party A. The term “person” as used herein shall refer to individual, corporation, joint venture, partnership, enterprises, trusts or non-corporation organizations.

Subject to the provisions of the PRC Laws, Party C hereby irrevocably grants Party A an irrevocable and exclusive right to purchase, or designate one or more persons to purchase the assets (the “Purchased Assets”) of Party C at any time during the term of this Agreement in whole or in part and at the price described in Section 1.2 herein (the “Exclusive Assets Purchase Option”, together with the Exclusive Equity Interest Purchase Option, the “Exclusive Call Option”).

The Exclusive Call Option is the exclusive right enjoyed by Party A. Without the prior written consent of Party A, Party B shall not sell, offer to sell, transfer, gift, mortgage or dispose the Purchased Equity Interest in any other ways, or authorize any third party to purchase the Purchased Equity Interest in whole or in part; Party C shall not sell, offer to sell, transfer, gift, mortgage or dispose the Purchased Assets in any other ways, or authorize any third party to purchase the Purchased Assets in whole or in part.

1.2	Purchase Price

When Party A exercises its Exclusive Call Option, with respect to the Purchased Equity Interest, the purchase price shall be the lowest price allowed by PRC Laws at the time of equity transfer; with respect to the Purchased Assets, the purchase price shall be the net book value of the Purchased Assets, unless the lowest price allowed by PRC Laws then is higher than the net book value of Purchased Assets, in which case the purchase price should be the lowest price allowed by PRC Laws.

1.3	Exercise of Right

Subject to the PRC Laws, Party A may exercise the Exclusive Call Option at any time in any manner and any number of times at its discretion;

Party A shall issue a notice to Party B and Party C when it determines to exercise the Exclusive Equity Interest Purchase Option (hereinafter referred to as the “Equity Interest Purchase Notice”), specifying the portion of equity interests to be purchased from Party B (the form of the Equity Interest Purchase Notice is listed in Exhibit 1);

Party A shall issue a notice to Party B and Party C when it determines to exercise the Exclusive Assets Purchase Option (the “Assets Purchase Notice”, together with the Equity Interest Purchase Notice, the “Purchase Notice”), specifying the amount of assets to be purchased from Party C (the form of the Assets Purchase Notice is listed in Exhibit 2).

1.4	Relevant Actions in relation to the Exercise of Right

When Party A exercises its Exclusive Call Option, Party B and Party C shall take the following actions collectively or on its own, in order that the transfer of equity interest/assets fully comply with the provisions of this Agreement and relevant laws both substantively and procedurally:

(1)

Within seven business days from the receipt of the Purchase Notice, Party B and Party C shall prepare and execute all the necessary documents relating to the transfer of the purchased equity/assets in accordance with this Agreement and the Purchase Notice in order to transfer the purchased equity/assets to Party A and/or the Designated Person;

(2)

Party B shall cause Party C to convene a shareholders meeting promptly , at which the resolution approving the transfer of the equity interest/assets of Party B or Party C to Party A and/or the Designated Person(s) shall be adopted;

(3)

With regard to the transfer of the Purchased Equity Interest, Party B and Party C shall sign the equity transfer agreement (the “Transfer Agreement”), in the form set forth in Exhibit 3 of this Agreement, if necessary. If the PRC Laws provide otherwise on the substance and form of the Transfer Agreement, then the Transfer Agreement shall be adjusted in accordance with the provisions of the PRC Laws. The closing of the Purchased Equity Interest (i.e. the completion of the registration of changes by the administrative department of industry and commerce) shall not be later than the fifteenth business days from the receipt of the Equity Interest Purchase Notice, unless otherwise agreed by the parties;

(4)

Upon the execution of this Agreement, Party B and Party C shall each execute a Power of Attorney, in the substance and form set forth in Exhibit 4, which authorizes any person designated by Party A to execute and deliver equity/assets transfer agreement and any other documents required by this Agreement on behalf of Party B and Party C;

(5)

Party B and Party C shall take all the necessary actions to proceed and complete the relevant approval and registration procedures without undue delay, and to duly register the purchased equity/assets under the name of Party A and/or the Designated Person without any Security Interest attached. For the purpose of this Section and this Agreement, “Security Interest” shall include securities, mortgages, pledges, third party’s rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall not include any security interest created by Equity Interest Pledge Agreement (as defined below);

(6)

Party B and Party C shall take all the necessary actions to procure the smooth transfer of the purchased equity/assets, both in substance and in procedure. Except as otherwise provided in this Agreement, neither Party B nor Party C shall impose any obstacles or restriction on the transfer of purchased equity/assets.

1.5	The Parties agree that, after Party A exercises its Exclusive Call Option, all the transfer price thus received by Party B and/or Party C shall be returned to Party A and/or its Designated Person(s),.

2.	Covenants

2.1	Covenants of Party B and Party C

Party B and Party C hereby irrevocably covenant that:

(1)

Without the prior written consent of Party A or Party A’s parent company ECMOHO Limited (the “Party A’s Parent Company”), Party B or Party C shall not in any manner supplement, alter or amend the articles of association of Party C, increase or decrease its registered capital, or change its structure of registered capital in other manners;

(2)

They shall maintain the existence of Party C and Party C’s subsidiaries in accordance with good financial and business standards and practices, and shall prudently and effectively operate its business and handle its affairs;

(3)

Without the prior written consent of Party A or Party A’s Parent Company, they shall not, at any time following the date hereof, sell, transfer, mortgage or dispose of any assets, legitimate or beneficial interest in the business or revenues of Party C in any other ways, or create any Security Interest thereon;

(4)

Without the prior written consent of Party A or Party A’s Parent Company, they shall not incur, inherit, guarantee or suffer the existence of any debt, except for (i) debts incurred in the ordinary course of business other than through loans; and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained;

(5)

They shall always operate all of Party C’s businesses during the ordinary course of business to maintain the asset value of Party C and refrain from any action/omission that may affect Party C’s operating status and asset value;

(6)

Without the prior written consent of Party A or Party A’s Parent Company, Party C shall not execute any material contract, except for those in the ordinary course of business (for the purpose of this subsection, a contract with a value exceeding RMB 10,000,000 shall be deemed as a material contract);

(7)	Without the prior written consent of Party A or Party A’s Parent Company, Party C shall not provide any person with any loan or credit;

(8)	They shall provide Party A with information on Party C’s business operations and financial condition at Party A’s request;

(9)

Party C shall procure and maintain insurance from an insurance company acceptable to Party A, at an amount and type of coverage typical for companies that operate similar businesses owning similar property or assets in the same area;

(10)	Without the prior written consent of Party A or Party A’s Parent Company, Party C shall not merge, consolidate with, acquire or invest in any person;

(11)	They shall immediately notify Party A of any occurrence of, or potential occurrence of, any litigation, arbitration or administrative proceedings relating to Party C’s assets, business or revenue;

(12)

To maintain the ownership by Party C of all of its assets, they shall execute all the necessary or appropriate documents, take all the necessary or appropriate actions and file all the necessary or appropriate complaints or raise necessary and appropriate defense against all claims; and

(13)

Without the prior written consent of Party A or Party A’s Parent Company, Party C shall not in any manner distribute dividends, distributable interests and/or any asset to its shareholder; if Party B gains any of the above benefits, it shall notify Party A within three business days and immediately transfer all such benefits to Party A free of charge;

2.2	Covenants of Party B

Party B hereby irrevocably undertakes that:

(1)

Without the prior written consent of Party A or Party A’s Parent Company, Party B shall not sell, transfer, mortgage or dispose of any legitimate or beneficial interest in the equity interests in Party C held by Party B in any other manner, or allow the encumbrance thereon of any Security Interest, except for the pledge placed on Party C’s equity held by Party B in accordance with Equity Interest Pledge Agreement (the “Equity Interest Pledge Agreement”) executed by the related parties at the date hereof;

(2)

Without the prior written consent of Party A or Party A’s Parent Company, Party B shall not vote in favor of the sale, transfer, mortgage or disposition of any assets, legitimate or beneficial interest in any other ways in Party C’s shareholders meeting, and shall not execute any shareholder resolutions approving the foregoing matters, except for those actions made in favor of Party A or the Designated Person;

(3)

Without the prior written consent of Party A or Party A’s Parent Company, Party B shall not vote in favor of the merger or consolidation with any person, or the acquisition of or investment in any person, or the division of Party C, the change of registered capital or change of company form of Party C in Party C’s shareholders meeting, and shall not execute any shareholder resolutions approving the foregoing matters;

(4)	Party B shall cause the shareholder meeting of Party C to vote in favor of the transfer of the purchased equity made in accordance with this Agreement;

(5)

To maintain Party B’s ownership in Party C, Party B shall execute all the necessary or appropriate documents, take all the necessary or appropriate actions and/or file all the necessary or appropriate complaints or raise necessary and appropriate defense against all claims;

(6)	Upon the request of Party A, Party B shall appoint any person designated by Party A as the director of Party C;

(7)

Upon the request of Party A, Party B shall promptly and unconditionally transfer its equity interests in Party C to Party A or its Designated Person and hereby waives its right of first refusal to such equity transfer;

(8)

Party B shall strictly abide by the provisions of this Agreement and other agreement jointly or separately executed by and among Party A, Party A’s Parent Company, Party B and Party C, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof.

3.	Representations and Warranties of Party B and Party C

Party B and Party C hereby represent and warrant to Party A, jointly and severally, as of the date of this Agreement and each date of transfer of the Purchased Equity Interests/Assets, that:

3.1

it has the authority to execute and deliver this Agreement and any share transfer contracts to which they are a party concerning the Purchased Equity Interests/Assets to be transferred thereunder (each, a “Transfer Contract”), and to perform their obligations under this Agreement and any Transfer Contract. This Agreement and the Transfer Contract to which Party B and Party C are a party will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

3.2

neither the execution and delivery of Party B and Party C nor the performance by Party B and Party C of its obligations thereunder will: (a) be in conflict with or in violation of the following documents, with or without the giving of notice or the passage of time: (i) its business license, articles of association, license, the approval of governmental authority for its establishment and any agreement or any other constitutional documents related to its establishment; (ii) any other applicable laws; (iii) any contracts or other documents to which it is a party, or by which it or its properties are bound or subject; (b) result in the creation or imposition of any pledge or any other encumbrances, upon its property, or result in the entitlement of any third party to create or impose any pledge or any other encumbrances, upon its property, except for the pledge placed on Party C’s equity in accordance with the Equity Interest Pledge Agreement; (c) permit the termination or amendment to any contracts or other documents to which it is a party, or by which it or its properties are bound or subject, or result in the entitlement of any third party to terminate or amend such documents; (d) result in the suspension, revocation, damage, confiscation or the inability of renewal of any applicable approval, license, registration of governmental authorities;

3.3	Party C has a good and merchantable title to all of its assets, and has not placed any Security Interest on the aforementioned assets;

3.4

Party C does not have any outstanding debts, except for (i) debt incurred in the ordinary course of business; and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained. Except for the pledge on the equity interests of Party C in accordance with the Equity Pledge Agreement, Party B has not placed any Security Interest on such equity interests.

3.5	Party C has complied with all the applicable laws and regulations; and

3.6	there is no ongoing or pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in Party C, assets of Party C or Party C.

Party B hereby undertakes to Party A that, it has made proper arrangements and executed all the necessary documents to ensure that under the circumstance of his/her decease, incapacity, bankruptcy, divorce or other circumstance that may influence its ability to exercise the shareholder’s right, his/her successor, guardian, debtor, spouse or any other person who may become the equity holder of Party C, shall not influence or hinder the performance of this Agreement.

The Parties hereby undertake that Party A has the right to immediately exercise the Exclusive Call Option, once the PRC Laws allows Party A to directly hold Party C’s equity interest and Party C can legally continue to engage in its business.

4.	Effective Date and Term

4.1	This Agreement shall come into effect upon the date hereof.

4.2

This Agreement shall remain effective until all of Party C’s equity interest and/or Party C’s all assets held by Party B have been legally transferred to Party A and/or the Designated Person(s) according to this Agreement. Notwithstanding the above provision, Party A may terminate this Agreement by written notice to Party B and Party C at any time 30 days in advance, and Party A shall not be liable for the unilateral termination of this Agreement.

5.	Governing Law and Resolution of Disputes

5.1	The effectiveness, interpretation, performance and the dispute resolution of this agreement shall be governed by the PRC Laws.

5.2

In the event of any dispute with respect to the interpretation and performance of this Agreement, the Parties shall firstly resolve the dispute in good faith through negotiations. In the event the Parties fail to reach an agreement on the dispute within thirty (30) days after either Party issues a written notice on negotiation requirement to the other, either Party may submit the relevant dispute to the Shanghai International Economic and Trade Arbitration Center for arbitration, in accordance with its then effective arbitration rules. The venue of arbitration shall be Shanghai, and the arbitration language shall be Chinese. The arbitration award shall be final and binding on all Parties.

5.3

During the arbitration period, except for the matters or responsibilities under arbitration, both Parties shall continue the performance of other responsibilities provided herein. The arbitrator shall be entitled to make appropriate awards so that Party A may receive appropriate legal remedy, including without limitation the restriction of Party B on the business operation of Party C, the restriction, prohibition or order on the transfer or disposal of Party B’ equity interest or assets of Party C, requirement to Party B on the liquidation of Party C.

5.4

As required by one Party, the court of jurisdiction is entitled to provisional remedy, such as detainment or freeze of the assets or equity judgement of the breaching party. After the arbitration award comes into effect, either Party is entitled to apply for enforcement of the arbitral decision to the court of jurisdiction.

6.	Taxes and Fees

Each Party shall pay any and all transfer and registration tax, expenses and fees incurred thereby or levied thereon in connection with the preparation and execution of this Agreement and the Transfer Agreement, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Agreement.

7.	Notices

Except as may be otherwise changed through written notice provided herein, the notice herein shall be sent to the following addresses through personal delivery, fax or registered mail. Where the notice is sent through registered mail, the signature date on the receipt of the registered mail shall be deemed as the delivery date. Where the notice is sent by personal delivery or fax, the date on which it is sent shall be deemed as the delivery date. If the notice is sent by fax, after sending the fax, the original notice shall also be delivered to the following address through registered mail or personal delivery:

Party A: Xianggui (Shanghai) Biotechnology Co., Ltd.

Address: Room 02, 10/F, Building 2, No.588 Zixing Road, Minhang District, Shanghai

Tel/Fax: 021-61132270

Attn: Ling Yu

Party B:

Ying Wang

Address: ***

Tel: ***

Qingchun Zeng

Address: ***

Tel: ***

Party C: Yang Infinity (Shanghai) Biotechnology Co., Limited

Address: Room 1504, 5/F, Building 3, No.909 Tianyaoqiao Road, Xuhui District, Shanghai

Tel: 021-61132270

Attn: Ling Yu

8.	Confidentiality

8.1

Prior to the execution of this Agreement and during the term of this Agreement, each Party (the “Disclosing Party”) has disclosed or from time to time may disclose to the other Party (the “Receiving Party”) its confidential information (including without limitation the business operation information, client information, financial information and contracts). The Receiving Party shall keep confidential such confidential information and shall not use such confidential information for purposes other than those specifically provided herein. The above provisions shall not apply to the information that (a) the Receiving Party has written evidence that it has obtained such information before the disclosure by the Disclosing Party; (b) is generally known to the public at the time of disclosure or becomes generally known with no breach of this Agreement by the Receiving Party; (c) becomes known to the Receiving Party on a non-confidential basis through disclosure by a third-party with no confidentiality obligation to such confidential information; and (d) required to be disclosed by any laws, regulations or governmental authorities, or disclosed to its legal consultant or accounting consultant for its daily operations.

8.2	The confidentiality obligations shall survive the termination of this Agreement.

9.	Further Warranties

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

10.	Force Majeure

10.1

Where the performance of this Agreement is delayed or hindered due to any “Force Majeure Event”, the Party under the influence of such force majeure does not need to bear any liabilities for the part of liabilities delayed or hindered and only such part. The force majeure herein means any events that go beyond the reasonable control of one Party, and are irrevocable despite of the reasonable notice of the Party influenced by such force majeure, including without limitation to government act, natural power, fire, explosion, geographic change, storm, flood, earthquake, tide, lightning or war. However, the inadequacy of credit, fund or financing may not be deemed as the event out of control of one Party. The Party under the influence of the force majeure that seeks for the relief of liabilities under any articles hereunder shall as soon as possible notify the other Party of such relief of liabilities and the procedures to be taken for the finish of performance.

10.2

The Party under the influence of force majeure does not need to bear any liabilities hereunder. However, so long as such Party has tried its all reasonable effect in performing this Agreement, may it be able to obtain such relief of liability. And such relief shall be limited to the part of liability delayed or hindered due to the force majeure. Once the cause of such relief has been corrected or remedied, both Parties agree to try their utmost in resuming the performance of this Agreement.

11.	Miscellaneous

11.1	Amendment, revision and supplement

Any amendment and supplement to this Agreement shall be made in writing by the Parties. Any duly executed amendments and supplements of this Agreement are integral parts of this Agreement, and shall have the same legal effect with this Agreement.

11.2	Entire agreement

Except for any written amendments, supplements or revision hereafter, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written discussion, representations and contracts reached with respect to the subject matter of this Agreement, including the Exclusive Call Option Agreement executed by the Parties and other relevant parties on July 31, 2018.

11.3	Headings

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

11.4	Language

This Agreement is written in Chinese in multiple copies.

11.5	Severability

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall consult in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

11.6	Successors

This Agreement shall be binding on the respective successors of the Parties and the permitted assignees of such Parties.

11.7	Survival

Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.

The provisions of Article 6, 8 and Article11.8 shall survive the termination of this Agreement.

11.8	Waivers

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

IN WITNESS WHEREOF, the Parties have executed this Exclusive Call Option Agreement as of the date first above written.

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Party A: Xianggui (Shanghai) Biotechnology Co., Ltd. (seal)

Represent by: /s/ Qingchun Zeng

Party B:

Ying Wang

Signature: /s/ Ying Wang

Qingchun Zeng

Signature: /s/ Qingchun Zeng

Party C: Yang Infinity (Shanghai) Biotechnology Co., Limited (seal)

Represent by: /s/ Qingchun Zeng

Exhibit 1

Equity Interest Purchase Notice

TO: Ying Wang, Qingchun Zeng

Ying Wang, Qingchun Zeng and the undersigned company have executed an Exclusive Call Option Agreement as of the date June 21, 2019. The terms used in this notice have the same definition if they have been defined in the Agreement.

The undersigned company hereby exercises its Exclusive Assets Purchase Option under the Exclusive Call Option Agreement, and requests the undersigned company/ the [    ] [Company / Person’s Name] designated by the undersigned company as Designated Person to purchase 50%,50% equity interests in Yang Infinity (Shanghai) Biotechnology Co., Limited respectively hold by Ying Wang, Qingchun Zeng. Upon receipt of this notice, Ying Wang and Qingchun Zeng shall complete the closing of the purchased equity within fifteen business days in accordance with the Exclusive Call Option Agreement.

Xianggui (Shanghai) Biotechnology Co., Ltd.(seal)

Date: [MM] [DD] [YY]

Exhibit 2

Assets Purchase Option Notice

TO: Yang Infinity (Shanghai) Biotechnology Co., Limited

Ying Wang, Qingchun Zeng and the undersigned company have executed an Exclusive Call Option Agreement as of the date November 8, 2018. The terms used in this notice have the same definition if they have been defined in the Agreement.

The undersigned company hereby exercises its Exclusive Assets Purchase Option under the Exclusive Call Option Agreement, and requests the undersigned company/ the [    ] [Company / Person’s Name] designated by the undersigned company as Designated Person to purchase all the assets of your company as listed in the attached list (the “Assets to be Transferred”). Please transfer all the Assets to be Transferred within 15 business days in accordance with the Exclusive Call Option Agreement upon receipt of this notice.

Xianggui (Shanghai) Biotechnology Co., Ltd.(seal)

Date: [MM] [DD] [YY]

Exhibit 3

Transfer Agreement

This Transfer Agreement (hereinafter referred to as this “Agreement”) is made on [MM] [DD] [YY], by and among the following parties:

Transferor: Ying Wang

ID No: ***

Add:

Transferor: Qingchun Zeng

ID No: ***

Add:

Transferee: [Xianggui (Shanghai) Biotechnology Co., Ltd. or its designated assignee]

Registration NO:

Add:

The Parties agree as follows:

1.

Ying Wang, Qingchun Zeng agree to sell, and the Transferee agrees to accept 50%, 50% equity interests in Yang Infinity (Shanghai) Biotechnology Co., Limited respectively hold by Ying Wang and Qingchun Zeng (hereinafter referred to as “Purchased Equity Interest”) at the lowest price allowed by PRC Laws.

2.

Upon the completion of transference of Purchased Equity Interest, the Transferor no longer has any rights over the Purchased Equity Interest, and the Transferee shall have all the rights of the above Purchased Equity Interest.

3.

The effectiveness, construction, performance and the resolution of disputes hereunder shall be governed by the laws of China. In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations or under the rules in Exclusive Call Option Agreement. In the event the Parties fail to reach an agreement on the dispute within 30 days after the dispute, either Party may submit the relevant dispute to the Shanghai International Economic and Trade Arbitration Center for arbitration, in accordance with its then effective arbitration rules by three arbitrator conducted in Shanghai. The arbitral tribunal shall consist of three (3) arbitrators, and each party shall appoint one (1) arbitrator. The third arbitrator shall be appointed by the Shanghai International Economic and Trade Arbitration Center. If arbitration party or party have been referred to arbitration are more than 2 (natural or legal person), they shall appoint an arbitrator by mutual agreement in writing The arbitration award shall be final and binding on all Parties. During the arbitration period, except for the matters or responsibilities under arbitration, both Parties shall continue the performance of other responsibilities provided herein. The arbitrator is entitled to make appropriate award so that Transferee may receive appropriate legal remedy, including without limitation the restriction of Yang Infinity (Shanghai) Biotechnology Co., Limited on the business operation, the restriction, prohibition or order on the transfer or disposal of the Transferor’ equity interest or assets of Yang Infinity (Shanghai) Biotechnology Co., Limited, requirement to the Transferor on the liquidation of Yang Infinity (Shanghai) Biotechnology Co., Limited

4.

As required by Transferee, the court of jurisdiction is entitled to provisional remedy, such as detainment or freeze of the assets or equity interest of the breaching party. After the arbitration award comes into effect, either Party is entitled to application for arbitration award to the court of jurisdiction.

5.	The Parties have executed this Agreement as of the date of signature.

Transferor:

Ying Wang (Signature)

Qingchun Zeng (Signature)

Transferee:

[Yang Infinity (Shanghai) Biotechnology Co., Limited or its designated assignee]

Legal Representative or Authorized Representative:

Exhibit 4

Irrevocable Power of Attorney (I)

Pursuant to the Exclusive Call Option Agreement dated June 21, 2019 entered into among I, Shanghai Ecmoho Biotechnology Co., Ltd and Yang Infinity (Shanghai) Biotechnology Co., Limited , I hereby issue this Power of Attorney.

I hereby irrevocably authorize [    ] (hereinafter referred to as “Representative”) as my representative with sole authority to: (1) prepare and sign the Transfer Agreement (as defined in Exclusive Call Option Agreement”); (2) prepare and sign other necessary documents related to transfer of Purchased Equity Interest (as defined in Exclusive Call Option Agreement”); (3) handle all relevant legal formalities such as approving and registration of Purchased Equity Interest

I hereby agree and acknowledge that the Representative has the sole authority to exercise the rights within the foregoing authorization in any manners, and I undertake to accept the obligations or liabilities arising from the exercise of such rights by the Representative.

This Power of Attorney shall become effective from the date of its execution, and continues its effectiveness during the term of Exclusive Call Option Agreement.

Hereby delegate.

Ying Wang (signature) /s/ Ying Wang

Date: June 21, 2019

Exhibit 4

Irrevocable Power of Attorney (II)

Pursuant to the Exclusive Call Option Agreement dated June 21, 2019 entered into among I, Xianggui (Shanghai) Biotechnology Co., Ltd. and Yang Infinity (Shanghai) Biotechnology Co., Limited , I hereby issue this Power of Attorney.

I hereby irrevocably authorize [    ] (hereinafter referred to as “Representative”) as my representative with sole authority to: (1) prepare and sign the Transfer Agreement (as defined in Exclusive Call Option Agreement”); (2) prepare and sign other necessary documents related to transfer of Purchased Equity Interest (as defined in Exclusive Call Option Agreement”); (3) handle all relevant legal formalities such as approving and registration of Purchased Equity Interest

I hereby agree and acknowledge that the Representative has the sole authority to exercise the rights within the foregoing authorization in any manners, and I undertake to accept the obligations or liabilities arising from the exercise of such rights by the Representative.

This Power of Attorney shall become effective from the date of its execution, and continues its effectiveness during the term of Exclusive Call Option Agreement.

Hereby delegate.

Qingchun Zeng (signature) /s/ Qingchun Zeng

Date: June 21, 2019